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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): March 10, 2000
                                     --------------

                             CLAYTON HOMES, INC.
                    VANDERBILT MORTGAGE AND FINANCE, INC.
                    -------------------------------------
            (Exact name of registrant as specified in its charter)


Clayton Homes - Del.
Vanderbilt - Tenn.                    333-75405                 62-0997810
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
of Incorporation)                    File Number)           Identification No.)

500 Aloca Trail
Maryville, Tennessee                                               37804
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(Address of Principal                                            (Zip Code)
Executive Offices)


       Registrant's telephone number, including area code (423) 380-3000
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Item 5.  Other Events
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Incorporation of Certain Documents by Reference
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         Pursuant to Rule 411 of Regulation C under the Securities Act of
1933, Vanderbilt Mortgage and Finance, Inc. and Clayton Homes, Inc. (the "Registrant") will incorporate by reference the financial statements of Clayton Homes, Inc., into the Registrant's registration statement (File No. 333-75405). In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of PricewaterhouseCoopers LLP ("PW Coopers") to the use of their name in the supplement dated December 27, 1999 to the prospectus supplement dated August 18, 1999 to the prospectus dated May 20, 1999. The consent of PW Coopers attached hereto as Exhibit 23.4.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
                  Information and Exhibits.
                  ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibit:

         23.4     Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

VANDERBILT MORTGAGE AND FINANCE, INC.



By /s/ Paul Nichols
  -----------------------------------
  Name:  Paul Nichols
  Title: Assistant Secretary

CLAYTON HOMES, INC.



By /s/ Amber W. Krupacs
  -----------------------------------
  Name:  Amber W. Krupacs
  Title: Vice President-Finance

Dated: March 10, 2000

                                 Exhibit Index
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Exhibit                                                                   Page
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23.4     Consent of PricewaterhouseCoopers LLP                              6


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the joint registration statement of Clayton Homes, Inc. and Vanderbilt Mortgage and Finance, Inc. on Form S-3 (File No. 333-75405) of our report dated August 5, 1999, on our audits of the consolidated financial statements of Clayton Homes, Inc. as of June 30, 1999 and 1998, and for each of the three years in the period ended June 30, 1999, which report is incorporated by reference from the Company's 1999 Annual Report to Shareholders, in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1999. We also consent to the reference to our Firm under the caption "Experts" in the Supplement to the Prospectus Supplement, dated February 24, 2000, to the Prospectus Supplement dated November 23, 1999.

                        /s/ PricewaterhouseCoopers LLP

Knoxville, Tennessee
March 10, 2000